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                                                        Exhibit 99.B(h)(6)(A)(i)

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                              TYPE OF         STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION     ORGANIZATION      I.D. NO.
------------------                                         ------------     ------------      --------
 ING CORPORATE LEADERS TRUST FUND                         Trust             New York         13-6061925

 ING EQUITY TRUST                                         Business Trust    Massachusetts       N/A
    ING Convertible Fund                                                                     33-0552461
    ING Disciplined LargeCap Fund                                                            06-1533751
    ING Financial Services Fund                                                              95-4020286
    ING Fundamental Research Fund                                                            20-3735519
    ING LargeCap Growth Fund                                                                 33-0733557
    ING LargeCap Value Fund                                                                  20-0437128
    ING MidCap Opportunities Fund                                                            06-1522344
    ING MidCap Value Choice Fund                                                             20-2024800
    ING MidCap Value Fund                                                                    86-1048451
    ING Opportunistic LargeCap Fund                                                          20-3736397
    ING Principal Protection Fund                                                            86-1033467
    ING Principal Protection Fund II                                                         86-1039030
    ING Principal Protection Fund III                                                        86-1049217
    ING Principal Protection Fund IV                                                         82-0540557
    ING Principal Protection Fund V                                                          27-0019774
    ING Principal Protection Fund VI                                                         48-1284684
    ING Principal Protection Fund VII                                                        72-1553495
    ING Principal Protection Fund VIII                                                       47-0919259
    ING Principal Protection Fund IX                                                         20-0453800
    ING Principal Protection Fund X                                                          20-0584080
    ING Principal Protection Fund XI                                                         20-0639761
    ING Principal Protection Fund XII                                                        20-1420367
    ING Principal Protection Fund XIII                                                       20-1420401
    ING Principal Protection Fund XIV                                                        20-1420432
    ING Real Estate Fund                                                                     23-2867180
    ING SmallCap Opportunities Fund                                                          04-2886856
    ING SmallCap Value Choice Fund                                                           20-2024826
    ING SmallCap Value Fund                                                                  86-1048453

                                        1
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
                                                              TYPE OF         STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION     ORGANIZATION      I.D. NO.
------------------                                         ------------     ------------      --------
ING FUNDS TRUST                                           Statutory Trust   Delaware            N/A
    ING Classic Money Market Fund                                                            23-2978935
    ING GNMA Income Fund                                                                     22-2013958
    ING High Yield Bond Fund                                                                 23-2978938
    ING Institutional Prime Money Market Fund                                                20-2990793
    ING Intermediate Bond Fund                                                               52-2125227
    ING National Tax-Exempt Bond Fund                                                        23-2978941

ING INVESTMENT FUNDS, INC.                                Corporation       Maryland            N/A
    ING MagnaCap Fund                                                                        22-1891924

ING INVESTORS TRUST                                       Business Trust    Massachusetts       N/A
    ING AllianceBernstein Mid Cap Growth Portfolio                                           51-0380290
    ING American Funds Growth Portfolio                                                      55-0839555
    ING American Funds Growth-Income Portfolio                                               55-0839542
    ING American Funds International Portfolio                                               55-0839552
    ING Capital Guardian Small/Mid Cap Portfolio                                             13-3869101
    ING Capital Guardian U.S. Equities Portfolio                                             23-3027332
    ING Disciplined Small Cap Value Portfolio                                                20-4411788
    ING Eagle Asset Capital Appreciation Portfolio                                           13-3793993
    ING EquitiesPlus Portfolio                                                               20-3606554
    ING Evergreen Health Sciences Portfolio                                                  20-0573913
    ING Evergreen Omega Portfolio                                                            20-0573935
    ING FMR(SM) Diversified Mid Cap Portfolio                                                25-6725709
    ING FMR(SM) Earnings Growth Portfolio                                                    20-1794099
    ING FMR(SM) Equity Income Portfolio                                                         TBD
    ING FMR(SM) Small Cap Equity Portfolio                                                   20-3606533
    ING Franklin Income Portfolio                                                            20-4411383
    ING Global Real Estate Portfolio                                                         20-3602480
    ING Global Resources Portfolio                                                           95-6895627
    ING Goldman Sachs Tollkeeper(SM) Portfolio                                               23-3074142
    ING International Portfolio                                                              23-3074140
    ING Janus Contrarian Portfolio                                                           23-3054937
    ING JPMorgan Emerging Markets Equity Portfolio                                           52-2059121
    ING JPMorgan Small Cap Equity Portfolio                                                  02-0558352
    ING JPMorgan Value Opportunities Portfolio                                               20-1794128
    ING Julius Baer Foreign Portfolio                                                        02-0558388
    ING Legg Mason Partners All Cap Portfolio                                                23-0326348
    ING Legg Mason Value Portfolio                                                           23-3054962
    ING LifeStyle Aggressive Growth Portfolio                                                20-0573999
    ING LifeStyle Growth Portfolio                                                           20-0573986
    ING LifeStyle Moderate Growth Portfolio                                                  20-0573968
    ING LifeStyle Moderate Portfolio                                                         20-0573946

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
                                                              TYPE OF         STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION     ORGANIZATION      I.D. NO.
------------------                                         ------------     ------------      --------
ING INVESTORS TRUST (CONT.)
    ING Limited Maturity Bond Portfolio                                                      95-6895624
    ING Liquid Assets Portfolio                                                              95-6891032
    ING Lord Abbett Affiliated Portfolio                                                     23-3027331
    ING MarketPro Portfolio                                                                  20-2990523
    ING MarketStyle Growth Portfolio                                                         20-2990561
    ING MarketStyle Moderate Growth Portfolio                                                20-2990595
    ING MarketStyle Moderate Portfolio                                                       20-2990628
    ING Marsico Growth Portfolio                                                             51-0380299
    ING Marsico International Opportunities Portfolio                                        20-1794156
    ING Mercury Large Cap Value Portfolio                                                    02-0558367
    ING Mercury Large Cap Growth Portfolio                                                   02-0558346
    ING MFS Mid Cap Growth Portfolio                                                         51-0380288
    ING MFS Total Return Portfolio                                                           51-0380289
    ING MFS Utilities Portfolio                                                              20-2455961
    ING Oppenheimer Main Street Portfolio(R)                                                 51-0380300
    ING PIMCO Core Bond Portfolio                                                            51-0380301
    ING PIMCO High Yield Portfolio                                                           02-0558398
    ING Pioneer Equity Income Portfolio                                                         TBD
    ING Pioneer Fund Portfolio                                                               20-1487161
    ING Pioneer Mid Cap Value Portfolio                                                      20-1487187
    ING Stock Index Portfolio                                                                55-0839540
    ING T. Rowe Price Capital Appreciation Portfolio                                         95-6895626
    ING T. Rowe Price Equity Income Portfolio                                                95-6895630
    ING Templeton Global Growth Portfolio                                                    51-0377646
    ING UBS U.S. Allocation Portfolio                                                        23-3054961
    ING Van Kampen Equity Growth Portfolio                                                   02-0558376
    ING Van Kampen Global Franchise Portfolio                                                02-0558382
    ING Van Kampen Growth and Income Portfolio                                               13-3729210
    ING Van Kampen Real Estate Portfolio                                                     95-6895628
    ING VP Index Plus International Equity Portfolio                                         20-2990679
    ING Wells Fargo Mid Cap Disciplined Portfolio                                            13-6990661
    ING Wells Fargo Small Cap Disciplined Portfolio                                          20-3602389

ING MAYFLOWER TRUST                                       Business Trust    Massachusetts       N/A
    ING International Value Fund                                                             06-1472910

ING MUTUAL FUNDS                                          Statutory Trust   Delaware            N/A
    ING Diversified International Fund                                                       20-3616995
    ING Emerging Countries Fund                                                              33-0635177
    ING Emerging Markets Fixed Income Fund                                                   20-3617319
    ING Foreign Fund                                                                         72-1563685
    ING Global Bond Fund                                                                     20-4966196
    ING Global Equity Dividend Fund                                                          55-0839557

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
                                                              TYPE OF         STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION     ORGANIZATION      I.D. NO.
------------------                                         ------------     ------------      --------
ING MUTUAL FUNDS (CONT.)
    ING Global Real Estate Fund                                                              86-1028620
    ING Global Value Choice Fund                                                             33-0552475
    ING Greater China Fund                                                                   20-3617281
    ING Index Plus International Equity Fund                                                 20-3617246
    ING International Capital Appreciation Fund                                              20-3617270
    ING International Fund                                                                   22-3278095
    ING International Real Estate Fund                                                       20-3616901
    ING International SmallCap Fund                                                          33-0591838
    ING International Value Choice Fund                                                      20-2024764
    ING Precious Metals Fund                                                                 13-2855309
    ING Russia Fund                                                                          22-3430284

 ING PARTNERS, INC.                                       Corporation       Maryland            N/A
   ING American Century Large Company Value Portfolio                                        52-2354157
   ING American Century Select Portfolio                                                     52-2354143
   ING American Century Small-Mid Cap Value Portfolio                                        45-0467862
   ING Baron Asset Portfolio                                                                 20-3606546
   ING Baron Small Cap Growth Portfolio                                                      75-3023525
   ING Columbia Small Cap Value II Portfolio                                                 20-3606562
   ING Davis Venture Value Portfolio                                                         52-2354160
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                               20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio                                               20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                                      20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                                     20-1352148
   ING Fundamental Research Portfolio                                                        52-2354152
   ING Goldman Sachs(R) Capital Growth Portfolio                                             52-2354149
   ING Goldman Sachs(R) Structured Equity Portfolio                                          51-0457737
   ING JPMorgan International Portfolio                                                      06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                                      75-3023510
   ING Legg Mason Partners Aggressive Growth Portfolio                                       06-1496052
   ING Legg Mason Partners Large Cap Growth Portfolio                                        51-0457738
   ING Lord Abbett U.S. Government Securities Portfolio                                      20-3606442
   ING MFS Capital Opportunities Portfolio                                                   06-1496058
   ING Neuberger Berman Partners Portfolio                                                   20-3606413
   ING Neuberger Berman Regency Portfolio                                                    20-3606426
   ING OpCap Balanced Value Portfolio                                                        52-2354147

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
                                                              TYPE OF         STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION     ORGANIZATION      I.D. NO.
------------------                                         ------------     ------------      --------
ING PARTNERS, INC. (CONT.)
   ING Oppenheimer Global Portfolio                                                          75-3023503
   ING Oppenheimer Strategic Income Portfolio                                                20-1544721
   ING PIMCO Total Return Portfolio                                                          75-3023517
   ING Pioneer High Yield Portfolio                                                          20-3606502
   ING Solution 2015 Portfolio                                                               20-2456044
   ING Solution 2025 Portfolio                                                               47-0951928
   ING Solution 2035 Portfolio                                                               20-2456104
   ING Solution 2045 Portfolio                                                               20-2456138
   ING Solution Income Portfolio                                                             20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                    52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                                 06-1496081
   ING Templeton Foreign Equity Portfolio                                                    20-3606522
   ING UBS U.S. Large Cap Equity Portfolio                                                   06-1496055
   ING UBS U.S. Small Cap Growth Portfolio                                                   20-3736472
   ING Van Kampen Comstock Portfolio                                                         75-3023521
   ING Van Kampen Equity and Income Portfolio                                                52-2354153

ING PRIME RATE TRUST                                      Business Trust    Massachusetts    95-6874587

ING SENIOR INCOME FUND                                    Statutory Trust   Delaware         86-1011668

ING VARIABLE INSURANCE TRUST                              Statutory Trust   Delaware            N/A
    ING GET U.S. Core Portfolio - Series 1                                                   43-2007006
    ING GET U.S. Core Portfolio - Series 2                                                   41-2107140
    ING GET U.S. Core Portfolio - Series 3                                                   32-0090501
    ING GET U.S. Core Portfolio - Series 4                                                   32-0090502
    ING GET U.S. Core Portfolio - Series 5                                                   32-0090504
    ING GET U.S. Core Portfolio - Series 6                                                   32-0090505
    ING GET U.S. Core Portfolio - Series 7                                                   83-0403223
    ING GET U.S. Core Portfolio - Series 8                                                   20-1420513
    ING GET U.S. Core Portfolio - Series 9                                                   20-1420578
    ING GET U.S. Core Portfolio - Series 10                                                  20-2936139
    ING GET U.S. Core Portfolio - Series 11                                                  20-2936166
    ING GET U.S. Core Portfolio - Series 12                                                  20-2936189
    ING GET U.S. Core Portfolio - Series 13                                                  20-4949294
    ING GET U.S. Core Portfolio - Series 14                                                     TBD
    ING VP Global Equity Dividend Portfolio                                                  25-6705433

ING VARIABLE PRODUCTS TRUST                               Business Trust    Massachusetts       N/A
    ING VP Financial Services Portfolio                                                      86-1028316
    ING VP High Yield Bond Portfolio                                                         06-6396995

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
                                                              TYPE OF         STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                         ORGANIZATION     ORGANIZATION      I.D. NO.
------------------                                         ------------     ------------      --------
ING VARIABLE PRODUCTS TRUST (CONT.)
    ING VP International Value Portfolio                                                     06-6453493
    ING VP LargeCap Growth Portfolio                                                         86-1028309
    ING VP MidCap Opportunities Portfolio                                                    06-6493760
    ING VP Real Estate Portfolio                                                             20-0453833
    ING VP SmallCap Opportunities Portfolio                                                  06-6397002

ING VP NATURAL RESOURCES TRUST                            Business Trust    Massachusetts    22-2932678